ETF SERIES SOLUTIONS
615 East Michigan Street | Milwaukee, Wisconsin 53202

June 18, 2019

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:    ETF Series Solutions (the “Trust”)
File Nos.: 333-179562 and 811-22668
Dear Sir or Madam:
On behalf of the Trust and its series, the Opus Small Cap Value Plus ETF (the “Fund”), attached please find a Preliminary Proxy Statement reflecting the proposal for which the Fund will solicit shareholder approval. The proposal relates to the approval of a new sub-advisory agreement following a recent change in the Fund’s investment sub-adviser.
If you have any questions or require further information, please contact Michael Barolsky at (414) 765‑5586 or michael.barolsky@usbank.com.
Sincerely,

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary